UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 20, 2007

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware	23-2853441
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
821 Fox Lane
San Jose, California 95131
(Address of principal executive offices, including zip code)
(408) 433-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 20, 2007, Michael R. Henson resigned as the Chairman of the Board of Micrus Endovascular Corporation (the “Company”). Mr. Henson will remain a director of the Company. On September 20, 2007, the Board of Directors (the “Board”) elected John T. Kilcoyne to serve as the Chairman of the Board.
     Mr. Kilcoyne, 48, has served as the President and Chief Executive Officer of the Company since December 2004. From April 2002 to April 2004, Mr. Kilcoyne served as the President and Chief Executive Officer of Solace Therapeutics, Inc., a medical device company. From November 1997 to January 2002, he served as the President and Chief Executive Officer of Endonetics, Inc., a medical device company. From February 1997 to November 1997, he served as the Vice President Sales and Marketing and New Business Development at Medical Scientific, Inc., a medical device company. From July 1993 to February 1997, he served as the Director of Marketing at Microsurge, Inc., a medical device company. Mr. Kilcoyne served in various sales and marketing positions with Guidant and Boston Scientific. Mr. Kilcoyne received his B.S. from Cornell University. Mr. Kilcoyne serves as a member of the board of directors of Onset Medical Corporation and Ellipse Technologies, both are private companies.
     On September 20, 2007, Mr. Kilcoyne resigned as the President of the Company. Mr. Kilcoyne will remain the Chief Executive Officer and a director of the Company in addition to his new appointment as the Chairman of the Board. On September 20, 2007, the Board appointed Robert A. Stern as the Company’s President and Chief Operating Officer. Mr. Stern will also remain the Secretary of the Company and will continue to oversee the Company’s financial operations as its Chief Financial Officer until the Company names a new Chief Financial Officer.
     Mr. Stern, 50, has served as the Executive Vice President and Chief Financial Officer of the Company since November 2004 and was Vice President, Finance and Administration and Chief Financial Officer from January-November 2004. Mr. Stern was appointed as the Secretary of the Company in March 2005. From September 2000 to January 2004, Mr. Stern served as the President and Chief Executive Officer of Context Connect, Inc., a telecommunications company. From March 2000 to September 2000, he served as the Executive Vice President of Quixel Capital Group, an investment holding company. From January 1996 to March 2000, he served as the Vice President and Chief Financial Officer of InnerDyne, Inc., a medical device company. From October 1991 to January 1996, he served as Vice President, Corporate Finance and Chief Financial Officer of RhoMed Incorporated, a pharmaceutical company. Mr. Stern received his B.S. in Business Administration from the University of New Hampshire, Whittemore School of Business and Economics, and his M.B.A. from the University of New Mexico, Anderson School of Management.
     A press release announcing the foregoing management and director changes is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Safe Harbor Statement
     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or Registrant’s future financial performance. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue”, or the negative of these terms or other comparable terminology. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements with actual results.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release dated September 24, 2007 issued by Micrus Endovascular Corporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)
Date: September 26, 2007	By:	/s/ Robert A. Stern
Robert A. Stern
President, Chief Operating Officer, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 24, 2007 issued by Micrus Endovascular Corporation